SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 19, 2001

                         VECTREN UTILITY HOLDINGS, INC.

             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA

                 (State or Other Jurisdiction of Incorporation)

        001-16739                                    35-2104850
(Commission File Number)                  (IRS Employer Identification No.)


                              20 N.W. Fourth Street
                            Evansville, Indiana 47741
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, Including Area Code: (812) 491-4000




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Item 5.   Other Events.

          Vectren Utility Holdings, Inc. hereby files an Indenture dated October 19, 2001 and the First Supplemental Indenture (including the Form of Note) dated October 19, 2001, attached hereto as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference, in connection with the issuance by Vectren Utility Holdings, Inc. of $100,000,000 aggregate principal amount of its 7 1/4% Senior Notes due October 15, 2031.


Item 7.   Financial Statements and Exhibits.

          The following exhibits are filed as part of this report:

          Exhibit 4.1 - Indenture, dated October 19, 2001, between Vectren Utility Holdings, Inc., Indiana Gas Company, Inc., Southern Indiana Gas and
Electric Company, Vectren Energy Delivery of Ohio, Inc. and U.S. Bank Trust National Association.

          Exhibit 4.2 - First Supplemental Indenture, dated October 19, 2001, between Vectren Utility Holdings, Inc., Indiana Gas Company, Inc., Southern Indiana Gas and Electric Company, Vectren Energy Delivery of Ohio, Inc. and U.S. Bank Trust National Association.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         INDIANA GAS COMPANY, INC.
                                         (Registrant)


Dated: October 19, 2000                  By:/s/ M. Susan Hardwick
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                                            M. Susan Hardwick
                                            Vice President and Controller